THE VANTAGEPOINT FUNDS

Vantagepoint Model Portfolio Savings Oriented Fund

Supplement dated January 22, 2013 to the Prospectus and Statement of Additional Information

dated January 22, 2013

This supplement changes the disclosure in the prospectus and statement of additional information (“SAI”) and provides new information that should be read together with the prospectus, the SAI and any other supplements thereto.

At a meeting held on January 18, 2013 (the “January Meeting”), Vantagepoint Investment Advisers, LLC (“VIA”) recommended, and the Board of Directors of The Vantagepoint Funds (the “Board”) approved a proposal to liquidate and terminate the Vantagepoint Model Portfolio Savings Oriented Fund (the “Fund”), a series of The Vantagepoint Funds. VIA recommended that the Fund be liquidated and terminated primarily because there is declining interest in the Fund and also due to lack of Fund growth. VIA informed the Board that, for these reasons, it believes that liquidation and termination is in the best interests of shareholders. After considering a number of factors (including VIA’s recommendation and rationale), the Board concluded that it is in the best interest of shareholders to liquidate and terminate the Fund.

The Fund is expected to discontinue operations and liquidate on or about March 22, 2013 (the “Liquidation Date”) pursuant to a Plan of Liquidation and Termination which also was approved by the Board at the January Meeting. After the close of business on the Liquidation Date, the Fund will automatically redeem shares held by remaining Fund shareholders and make liquidating distributions to those shareholders, and will cease business operations, except for those related to the liquidation and termination.

Shareholders of the Fund may submit their requests for redemptions or exchanges at any time prior to liquidation. Redemption or exchange requests received on the Liquidation Date will be processed as part of the liquidation. For information on redeeming or exchanging shares, please see “Purchases, Exchanges, and Redemptions” starting on page 138 of the Fund’s prospectus.

Unless shares of the Fund are held in a tax advantaged account such as an Individual Retirement Account, a redemption or exchange of Fund shares, including a redemption or exchange of shares on the Liquidation Date, may be considered a taxable event. Please consult your tax advisor if your shares are held in a taxable account.

As of the Liquidation Date, all references to the Fund in the prospectus and the SAI should be considered deleted.

The Fund’s prospectus as well as the statement of additional information can be found at www.icmarc.org/vpprospectus and then click on the Fund’s name. Please also contact Investor Services toll free at 800-669-7400 for additional information.

Please retain this supplement for future reference.

SUPP-023-210301-111